UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

African Gold Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40121	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 2634 Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1-917-612-0545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one Redeemable Warrant	AGAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AGAC	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AGAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On April 20, 2023 the Company submitted a delayed filings Extension (“Request Letter”) to the New York Stock Exchange (“NYSE”) regarding certain delayed financial statement filings with the Securities and Exchange Commission (the “SEC”), specifically the Company’s 10-Q’s for the periods ended June 30, 2022 and September 30, 2022 and Form 10-K for the fiscal year ended December 31, 2022. The Company requested an extension to complete and file the delayed filings and any subsequent delayed filings pursuant to the NYSE’s late filer rules outlined in Section 802.01E of the Listed Company Manual. As has been previously disclosed in the Company’s prior 8-K filings, the Company has been monitored and is under review by the NYSE in light of these delays and remains on the NYSE “late filers” list.

On May 2, 2023 the Company received approval from the NYSE’s Listings Operations Committee (the “Committee”) to provide the Company with an additional trading period through August 22, 2023, subject to reassessment on an ongoing basis. NYSE Regulation senior management has approved the Committee’s decision and additional request for information.

The NYSE have stated they are prepared to continue the listing of the Company at this time and will closely monitor the Company’s progress with the milestones and timing outlined in its Request Letter. Failure to achieve these interim milestones could result in accelerated trading suspension prior to the end of the August 22, 2023, trading period. In addition, in the event that the Company does not complete its Delayed Filings and any subsequent delayed filings with the SEC by the end of the maximum 12-month cure period on August 22, 2023, the NYSE will move forward with the initiation of suspension and delisting procedures. The NYSE will also continue to monitor the Company’s progress on its other delayed filings as part of our continued listing assessment. We will maintain the “LF” indicator on the Company’s securities and include the Company on the “late filer” list on www.nyse.com until such time as the Company is current with all of its periodic SEC filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFRICAN GOLD ACQUISITION CORPORATION

Dated: May 4, 2023	By:	/s/ Christopher Chadwick
	Name:	Christopher Chadwick
	Title:	Chief Executive Officer